UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:     May 3, 2002

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


                 0-20260                               6-1150326
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       (Commission File Numbers)           (IRS Employer Identification No.)


 One Manhattanville Road, Purchase, NY                   10577
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000
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Registrant's former name: IVF America, Inc.
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ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)     Exhibits

                     Exhibit No.    Description of Exhibit
                     -----------    ----------------------
                     99.12          Registrant's Press Release dated May 2, 2002

ITEM 9.      Regulation FD disclosure

             Registrant's Press Release dated May 2, 2002 attached as Exhibit
99.12 hereto is furnished pursuant to Regulation FD; it is not filed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTEGRAMED AMERICA, INC.
                                            (Registrant)




Date:    May 3, 2002                By:     /s/John W. Hlywak, Jr.
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                                               John W. Hlywak, Jr.
                                               Sr. Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)